UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

Ibotta, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-42018 (Commission File Number)	35-2426358 (I.R.S. Employer Identification Number)

1400 16th Street, Suite 600 Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)
303-593-1633
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	IBTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On September 22, 2026, (the “Effective Date”), the board of directors (the “Board”) of Ibotta, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Tony Weisman to serve as a Class I director effective as of the Effective Date, with an initial term expiring at the Company’s 2028 annual meeting of shareholders. As of the Effective Date, the Board also appointed Mr. Weisman as a member of the Company’s Audit Committee.

There are no arrangements or understandings between Mr. Weisman, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Weisman was selected as a director. There are no related party transactions between the Company and Mr. Weisman or any of his immediate family members requiring disclosure under Item 404(a) of Regulation S-K. Mr. Weisman does not have any family relationships with any of the Company’s directors or executive officers. Mr. Weisman will participate in the Company’s outside director compensation policy, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2026. In addition, the Company entered into its standard form of indemnification agreement with Mr. Weisman.

Director Resignation

On September 22, 2026, Thomas Lehrman, a member of the Board, notified the Company of his     resignation from the Board and all committees thereof, effective immediately. The Company is not aware of any disagreement between Mr. Lehrman and the Company on any matter relating to the Company’s operations, policies, or practices that resulted in Mr. Lehrman’s resignation.

Item 7.01 Regulation FD Disclosure.

On September 22, 2026, the Company issued a press release relating to the appointment of Mr. Weisman and the resignation of Mr. Lehrman, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release Issued by Ibotta, Inc. dated September 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBOTTA, INC.

Date:	9/24/2026	By:	/s/ David T. Shapiro
David T. Shapiro
Chief Legal Officer & Corporate Secretary